Exhibit 99.15

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-C

KEY PERFORMANCE FACTORS
May 31, 1997



        Expected B Maturity                                        4/16/01


        Blended Coupon                                              5.8665%



        Excess Protection Level
          3 Month Average   4.74%
          May, 1997   4.49%
          April, 1997   3.81%
          March, 1997   5.90%


        Cash Yield                                  17.28%


        Investor Charge Offs                         4.53%


        Base Rate                                    8.26%


        Over 35 Day Delinquency                      4.38%


        Seller's Interest                           15.43%


        Total Payment Rate                          12.75%


        Total Principal Balance                     $27,132,480,390.99


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $4,186,442,872.50